March 1, 2010
American Independence Funds Trust	Prospectus

	Institutional
	Class	Class A	Class C*
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence Stock Fund	ISISX	IFCSX	ISFSX
	026762708	026762807	026762732
American Independence International Equity Fund	IMSSX	IIESX	NA
	026762880	0267627872	NA
American Independence Short-Term Bond Fund	ISBSX	ISTSX	ITBSX
	026762302	026762401	026762716
American Independence Intermediate Bond Fund	IIISX	IBFSX	NA
	026762500	026762609	NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX	IKSTX	IKTEX
	026762864	026762856	026762682
American Independence International Bond Fund	FFIFX	FNIFX	NA
	30242R881	30242R659	NA
American Independence U.S. Inflation-Indexed Fund	FFIHX	FNIHX	FCIHX
	30242R824	30242R642	026762575
American Independence Fusion Fund	AFFSX	AFFAX	NA
	026762450	026762443	NA

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.
* The Class C Shares are not available for all funds.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

The Fund Summaries for each Fund include (1) Investment Objectives/Goals; (2) Fees and Expenses of the Fund; (3) Principal Investment Strategies, Risks and Performance; (4) Portfolio Management; (5) Purchase and Sale Information; (6) Tax Information and (7) Financial Intermediary Compensation.

FUND SUMMARY – STOCK FUND	2
FUND SUMMARY – INTERNATIONAL EQUITY FUND	7
FUND SUMMARY – SHORT-TERM BOND FUND	13
FUND SUMMARY – INTERMEDIATE BOND FUND	19
FUND SUMMARY – KANSAS TAX-EXEMPT BOND FUND	25
FUND SUMMARY – INTERNATIONAL BOND FUND	30
FUND SUMMARY – U.S. INFLATION-INDEXED FUND	36
FUND SUMMARY – FUSION FUND	41
MORE ABOUT THE FUNDS	46
Additional Information About the Funds’ Investment Strategies	46
Related Risks	47
Fund Management	52
INVESTING WITH THE FUNDS	57
Choosing a Class of Shares	57
Opening an Account	61
Exchanging Shares	62
Redeeming From Your Account	62
Other Shareholder Servicing Information	63
Calculating Share Price	67
Distribution and Service (12b-1) Fee Plan	67
Dividends, Distributions and Taxes	68
FINANCIAL HIGHLIGHTS	70
SERVICE PROVIDERS	75
NOTICE OF PRIVACY POLICY & PRACTICES	76
ADDITIONAL INFORMATION	77

Stock Fund

FUND SUMMARY – STOCK FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page ___ of the Fund’s Prospectus.

The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

	Institutional	Class A	Class C
	Class Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None1)	1.00	%(2)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%		1.00%
Distribution (12b-1) and Service Fees	None	0.25	%(3)	1.00%
Other Expenses(4)	0.40%	0.40%		0.40%
Acquired Fund Fees and Expenses(4)(5)	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses	1.40%	1.65%		2.40%
Fee Waivers and Expense Reimbursements(6)	-0.34%	-0.34%		-0.34%
Net Expenses(6)	1.06%	1.31%		2.06%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.
(3)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a 12b-1 fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

(4)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(5)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds

(“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.40%, 1.65% and 2.40% for the Institutional Class Shares, Class A Shares and Class C Shares, respectively.

(6)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.99% of the Fund’s average net assets for the Institutional Class Shares, 1.24% of the Fund’s average net assets for the Class A Shares and 1.99% of the Fund’s average net assets for the Class C Shares. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the Stock Fund’s portfolio turnover rate was 242%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner: > At least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks; > At least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase; and > May also invest in securities that are convertible into common stock and preferred stock.

Main types of securities the Fund may hold:

  Common stocks of companies traded on major stock exchanges

  Preferred stocks

  Convertible bonds

  Short term money market securities

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Style Risk. Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks.

Mid- and Small-Cap Risk. Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund performed from year to year and by comparing in the table the Fund’s performance over time to that of the Standard & Poor’s 500® Composite Stock Index (‘‘S&P 500®’’), a widely recognized, unmanaged index of common stocks. The Russell 1000 Value Index will be used as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index of large cap value stocks. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Stock Fund of the former American Independence Funds Trust. From March 1, 2006 to March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc. Prior to December 1999, the Fund was managed by another sub-adviser.

Prior to the reorganization on March 2, 2006, the Institutional Class Shares were previously known as Service Class Shares. The Fund has carried forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

The returns for the Institutional Class will differ from Class A and Class C shares because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)	These figures are for the year ended December 31 of each year.

Best quarter:	20.41%	Q2 2003
Worst quarter:	(22.26)%	Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
For the Period Ending December 31, 2009

		1	Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes(1)		___%		___%	___%
Return After Taxes on Distributions(1)		___%		___%	___%
Return After Taxes on Distribution and sale of shares(1)		___%		___%	___%
Class A Shares(2)		___%		___%	___%
Class C Shares(2)		___%		___%	___%
Russell 1000 Value Index(3)		___%		___%	___%
S&P 500® Index(3)		___%		___%	___%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(3)	Indices do not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. Jeffrey A. Miller, Ms. Ariel Frommer, Ms. Tammy Dalton, and Mr. Eric M. Rubin are responsible for the day to day management of the Fund.

		Managed the
Manager Name	Primary Title	Fund Since
Jeffrey A. Miller	Portfolio Manager	2006
Eric Rubin	Portfolio Manager	2006
Ariel Fromer	Vice President, Assistant Portfolio Manager	2006
Tammy Dalton	Vice President of Research	2006

For additional information about the Adviser and portfolio managers, please refer to the Fund Management section starting on page ___ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A	Class C
	Class Shares	Shares	Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

International Equity Fund

FUND SUMMARY – INTERNATIONAL EQUITY FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with long-term capital appreciation. The Fund seeks its objective by investing in equity securities of issuers based outside of the United States.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Institutional
	Class	Class A
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None (1)
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.81%	0.81%
Distribution (12b-1) and Service Fees	None	0.50	%(2)
Other Expenses(3)	0.52%	0.52%
Acquired Fund Fees and Expenses(3)(4)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.33%	1.83%
Fee Waivers and Expense Reimbursements(5)	-0.18%	-0.18%
Net Expenses(6)	1.15%	1.65%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(3)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(4)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.33% and 1.83% for the Institutional Class Shares and Class A Shares, respectively.

(5)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 1.09% of the Fund’s average net assets for the Institutional Class Shares and 1.59% of the Fund’s average net assets for the Class A. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the International Equity Fund’s portfolio turnover rate was 186%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

  Primarily in the equity securities of companies located outside the U.S., including emerging markets;

  At least 80% of its net assets in ‘‘foreign securities’’, which means those securities issued by companies whose principal securities trading markets are outside the U.S.; (2) that are linked to non-U.S. dollar currencies; or (3) that are organized under the laws of, or with principal office in, a country other than the

U.	S.;
>	No more than 20% of net assets in developing countries or emerging market securities;
>	Invest in securities denominated in the currencies of a variety of countries, as well as in securities denominated in multinational currencies such as the Euro;

  May enter into currency hedges that may decrease or offset any losses from such fluctuations;

  Invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European

Depository Receipts (EDRs) issued by sponsored or unsponsored facilities;

> May invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter; and

> May invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Main types of securities the Fund may hold:

> Common stocks of companies traded on major stock exchanges of countries outside the U.S. (both developed and emerging market countries)

  American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts

  Short term money market securities

  Obligations issues or guaranteed by the U.S. Government, its agencies or instrumentalities

  Currency hedges

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk. To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Market Country Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Bond Market Risk. Debt securities are subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline.

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart and table listed below show how the International Equity Fund has performed from year to year. The Fund has been in existence since November 1, 1995 but until March 2, 2006, the Fund was organized as the International Multi Manager Stock Fund of the former American Independence Funds Trust. The performance shown in the bar chart and table represents the actual performance of the Fund from January 20, 1997 (its inception) through December 31, 2006; and the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio’s performance reflects no fees at the feeder level and the predecessor fund had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below it compares the Fund’s performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.

Prior to the reorganization on March 2, 2006, the predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as the Service Class shares. As a result of the reorganization, the Fund has carried forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

The returns for the Institutional Class and Class A Shares will differ because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)	These figures reflect year-by-year total returns for the Fund, the Portfolio and the Predecessor and are for the year ended December 31 of each year.
(2)	The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.

Best quarter:	21.41%	Q2 2003
Worst quarter:	(22.33)%	Q3 2002

AVERAGE ANNUAL TOTAL RETURNS
For the Period Ending December 31, 2009

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes(1)	___%	___%	___%
Return After Taxes on Distributions(1)	___%	___%	___%
Return After Taxes on Distribution and sale of shares(1)	___%	___%	___%
Class A Shares(2)	___%	___%	___%
MSCI EAFE Index(3)	___%	___%	___%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(3)	Indices do not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. Mr. Eric M. Rubin is responsible for the oversight of the sub-advisory relationship.

Sub-Adviser. Securities Global Investors, LLC (“SGI”) located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

		Managed the
. Manager Name	Primary Title	Fund Since
David Whittall	Portfolio Manager	2009
Scott Klimo	Portfolio Manager	2009
Yon Perullo	Portfolio and Risk Manager	2009

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A
	Class Shares	Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Short-Term Bond Fund

FUND SUMMARY – SHORT-TERM BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus.

The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Institutional
	Class	Class A	Class C
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	2.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None (1)	1.00%(2)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%		0.40%
Distribution (12b-1) and Service Fees	None	0.50	%(3)	1.00%
Other Expenses(4)	0.24%	0.24%		0.24%
Acquired Fund Fees and Expenses(4)(5)	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses	0.64%	1.14%		1.64%
Fee Waivers and Expense Reimbursements(6)	-0.19%	-0.44%		-0.19%
Net Expenses(6)	0.45%	0.70%		1.45%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.
(3)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(4)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(5)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the

Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 0.64%, 1.14% and 1.64% for the Institutional Class Shares, Class A Shares and Class C Shares, respectively.

(6)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.45% of the Fund’s average net assets for the Institutional Class Shares, 0.70% of the Fund’s average net assets for the Class A Shares and 1.45% of the Fund’s average net assets for the Class C Shares. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the Short-Term Bond Fund’s portfolio turnover rate was 61%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

  In high quality debt securities;

  At least 65% of total assets in U.S. dollar-denominated securities;

  Maintain an average maturity between 1 and 3 years;

  Limit the Fund’s duration to 2 years or less;

  In derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the

Portfolio or as a substitute for direct investment; and

> More than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-and mortgage-backed securities.

Main types of securities the Fund may hold:

  Asset-Backed Securities

  Bank Obligations

  Corporate Debt Instruments

  Derivative Instruments

  Foreign Debt Instruments

  Mortgage-Backed Securities

  Other Investment Companies

  U.S. Government and Agency Securities

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Foreign Securities Risk. To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Investment Company Risk. The Fund may invest in closed-end funds and other investment companies ("Underlying Funds"). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

The Fund is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart listed below shows how the Short-Term Bond Fund has performed from year to year. The table below it compares the Fund’s performance over time to those of the Barclay’s Capital 1-3 Year Aggregate Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the UltraShort Bond Fund of the former American Independence Funds Trust (the “predecessor fund”).

The Fund has carried forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)

Institutional Class Shares were previously called Service Class. These figures are for the year ended December 31 of each year. While the Institutional Class has no sales charge, Service Class Shares did and performance would have been lower if sales charges were included.

Best quarter:	3.21%	Q3 2001
Worst quarter:	(1.59)%	Q2 2008

AVERAGE ANNUAL TOTAL RETURNS(1)
For the Period Ending December 31, 2009

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes(2)	___%	___%	___%
Return After Taxes on Distributions(2)	___%	___%	___%
Return After Taxes on Distribution and sale of shares(2)	___%	___%	___%
Class A Shares(3)	___%	___%	___%
Class C Shares(3)	___%	___%	___%
Lehman Brothers 1-3 Aggregate Index(4)	___%	___%	___%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266- 8787.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(4)	The Index does not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the oversight of the sub-advisory relationship.

Sub-Adviser. Fischer Francis Trees & Watts, Inc. and two of its affiliates, Fischer Francis Trees & Watts, Inc., a corporate partnership organized under the laws of the United Kingdom, and Fischer Francis Trees & Watts (Singapore) PTE. LTD., a Singapore corporation, serves as the Sub-Adviser to the Fund.

		Managed the
. Manager Name	Primary Title	Fund Since
Kenneth O’Donnell	Portfolio Manager	2008
Robert Campbell	Portfolio Manager	2006

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A	Class C
	Class Shares	Shares	Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds

P.	O. Box 8045

Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Intermediate Bond Fund

FUND SUMMARY – INTERMEDIATE BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with a competitive total return. A high level of current income is an important consideration in achieving the Fund’s overall goal.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Institutional
	Class	Class A
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None (1)
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees	None	0.50	%(2)
Other Expenses(3)	0.43%	0.43%
Acquired Fund Fees and Expenses(3)(4)	0.00%	0.00%
Total Annual Fund Operating Expenses	0.83%	1.33%
Fee Waivers and Expense Reimbursements(5)	-0.18%	-0.38%
Net Expenses(5)	0.65%	0.95%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(3)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(4)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 0.83% and 1.33% for the Institutional Class Shares and Class A Shares, respectively.
(5)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.60% of the Fund’s average net assets for the Institutional Class Shares and 0.90% of the Fund’s average net assets for the Class A Shares. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the Intermediate Bond Fund’s portfolio turnover rate was 426%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

  In intermediate term investment-grade bonds;

  At least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds;

  Maintain an average maturity between 3 and 10 years;

  Limit the Fund’s average duration to 5 years or less; and

  At least 65% of the Fund’s total assets invested in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Main types of securities the Fund may hold:

  U.S. Treasury Obligations

  U.S. Government Agency Securities

  Corporate Debt Securities

  Mortgage-backed Securities

  Derivative Securities

  Forward Commitment Transactions

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Forward Commitment Risk. The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value and create a higher portfolio turnover rate.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart on this page shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund’s performance over time to that of the Barclays Capital U.S. Aggregate Index, a widely recognized, unmanaged index generally representative of intermediate bonds. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Intermediate Bond Fund of the former American Independence Funds Trust (the “predecessor fund”).

The Fund has carried forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

The returns for the Institutional Class and Class A Shares will differ because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)

Institutional Class Shares were previously called Service Class. These figures are for the year ended December 31 of each year. While the Institutional Class has no sales charge, Service Class Shares did and performance would have been lower if sales charges were included.

Best quarter:	5.25%	Q4 2008
Worst quarter:	(2.56)%	Q2 2004

AVERAGE ANNUAL TOTAL RETURNS(1)
For the Period Ending December 31, 2009

		1	Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes(2)		___%		___%	___%
Return After Taxes on Distributions(2)		___%		___%	___%
Return After Taxes on Distribution and sale of shares(2)		___%		___%	___%
Class A Shares(3)		___%		___%	___%
Barclays Capital U.S. Aggregate Index(4)		___%		___%	___%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266- 8787.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(4)	The Index does not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the oversight of the sub-advisory relationship.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., and two of its affiliates, Fischer Francis Trees & Watts, Inc., a corporate partnership organized under the laws of the United Kingdom, and Fischer Francis Trees & Watts (Singapore) PTE. LTD., a Singapore corporation, serves as the Sub-Adviser to the Fund.

		Managed the
. Manager Name	Primary Title	Fund Since
David Marmon	Portfolio Manager	2008
Robert Campbell	Portfolio Manager	2006

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A
	Class Shares	Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Kansas Tax-Exempt Bond Fund

FUND SUMMARY – KANSAS TAX-EXEMPT BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus.

The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

	Institutional
	Class	Class A	Class C
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None (1)	1.00	%(2)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%	0.30%		0.30%
Distribution (12b-1) and Service Fees	None	0.50	%(3)	1.00%
Other Expenses(4)	0.27%	0.27%		0.27%
Acquired Fund Fees and Expenses(4)(5)	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses	0.57%	1.07%		1.57%
Fee Waivers and Expense Reimbursements(6)	-0.17%	-0.27%		-0.17%
Net Expenses(6)	0.40%	0.80%		1.40%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.
(3)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(4)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(5)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds

(“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 0.57%, 1.07% and 1.57% for the Institutional Class Shares, Class A Shares and Class C Shares, respectively.

(6)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.40% of the Fund’s average net assets for the Institutional Class Shares, 0.80% of the Fund’s average net assets for the Class A Shares and 1.40% of the Fund’s average net assets for the Class C Shares. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the Kansas Tax-Exempt Bond Fund’s portfolio turnover rate was 14%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

> In municipal bonds with maturities ranging from 1 to 20 years and which are rated, at time of purchase, investment grade;

  Maintain a dollar weighted average portfolio maturity between 7 and 12 years;

  At least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

> At least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax.

Main types of securities the Fund may hold:

  Municipal Securities from the State of Kansas

  Municipal Securities from other states

  Short-Term Investments

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart and table below show how the Kansas Tax-Exempt Bond Fund has performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and showing in the table how the Fund’s average annual returns compare with the returns of the Barclays Capital 7-Year Municipal Index, a widely recognized unmanaged index generally representative of intermediate- and short-term municipal bonds. The Fund has been in existence since December 10, 1990. From its inception to May 17, 1997, the Fund was organized as the Kansas Tax Exempt Income Portfolio of the SEI Tax Exempt Trust. From May 17, 1997 until March 2, 2006, the Fund was organized as the Kansas Tax Exempt Bond Fund of the former American Independence Funds Trust. Since March 2, 2006, the Fund has been organized in its current status. Since November 2000, the Fund has been managed by its current manager.

The Fund has carried forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)

The Institutional Class had been previously designated as Service Class and subject to a front-end sales charge prior to February 28, 2002. These figures are for the year ended December 31 of each year. While the Institutional Class Shares have no sales charge, Service Class Shares did; and performance would have been lower if sales charges were included

Best quarter:	4.09%	Q4 2000
Worst quarter:	(2.47)%	Q2 1999

AVERAGE ANNUAL TOTAL RETURNS(1)
For the Period Ending December 31, 2009

		1	Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes(2)		___%		___%	___%
Return After Taxes on Distributions(2)		___%		___%	___%
Return After Taxes on Distribution and sale of shares(2)		___%		___%	___%
Class A Shares(3)		___%		___%	___%
Class C Shares(3)		___%		___%	___%
Barclays Capital 7-Year Municipal Index(4)		___%		___%	___%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266- 8787.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(4)	The Index does not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

		Managed the
. Manager Name	Primary Title	Fund Since
Robert Campbell	Portfolio Manager	2000

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A	Class C
	Class Shares	Shares	Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

International Bond Fund

FUND SUMMARY – INTERNATIONAL BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital by principally investing directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located outside the United States.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Institutional
	Class	Class A
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None (1)
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees	None	0.25	%(2)
Other Expenses(3)	0.49%	0.49%
Acquired Fund Fees and Expenses(3)(4)	0.00%	0.00%
Total Annual Fund Operating Expenses(5)	0.89%	1.14%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a 12B-1 fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

(3)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(4)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 0.89% and 1.14% for the Institutional Class Shares and Class A Shares, respectively.

(5)

Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 0.89% of the Fund’s average net assets for the Institutional Class Shares until March 31, 2013 and 1.14% of the Fund’s average net assets for the Class A until March 1, 2011. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the International Bond Fund’s portfolio turnover rate was 73%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

> At least 65% of the Fund's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S., including emerging markets;

> Debt securities and their related instruments of issuers from at least three different countries other than the United States;

  At least 80% of its net assets in foreign issues;

  Not more than 20% of net assets in developing countries or emerging market securities;

  Derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non-

hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment, including to increase exposure to the global markets;

> More than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities; and

> Seek to maintain an average Fund Quality rating of A- (A3).

Main types of securities the Fund may hold:

  Asset-Backed Securities and Mortgage-Backed Securities

  Bank Obligations

  Corporate Debt Securities

  Derivative Securities, including futures, options and forward contracts

  Government Debt Instruments

  Short-Term Investments

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Foreign Securities Risk. To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Duration risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Concentration risk. A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries. The

International Bond Fund’s concentration risk is in the banking industry, which exposes the Fund to risks associated with the banking industry, such as interest rate and credit risks.

The Fund is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart listed below shows how the International Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays Capital Global Aggregate Index (ex-USD). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since May 9, 1996, but until May 8, 2008, the Fund was organized as the International Portfolio of the former FFTW Funds, Inc.

The returns for the Institutional Class and Class A will differ because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)	Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

Best quarter:	13.95%	Q2 2002
Worst quarter:	(6.36)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS(1)
For the Period Ending December 31, 2009

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes(2)	___%	___%	___%
Return After Taxes on Distributions(2)	___%	___%	___%
Return After Taxes on Distribution and sale of shares(2)	___%	___%	___%
Class A Shares(3)	___%	___%	___%
Barclays Capital Global Aggregate Index (ex-USD)(4)	___%	___%	___%

(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266- 8787.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(4)	The Index does not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. Robert A. Campbell is responsible for the oversight of the sub-advisory relationship.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., and two of its affiliates, Fischer Francis Trees & Watts, Inc., a corporate partnership organized under the laws of the United Kingdom, and Fischer Francis Trees & Watts (Singapore) PTE. LTD., a Singapore corporation, serves as the Sub-Adviser to the Fund.

		Managed the
. Manager Name	Primary Title	Fund Since
David J. Marmon	Portfolio Manager	2000
Robert Campbell	Portfolio Manager	2008

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A
	Class Shares	Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. Inflation-Indexed Fund

FUND SUMMARY – U.S. INFLATION-INDEXED FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

	Institutional
	Class	Class A		Class C
	Shares	Shares		Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)	None	4.25%		None
Maximum Deferred Sales Charge (Load) (as a percentage
of the Net Asset Value purchase)	None	None (1)		1.00	%(2)
Redemption Fee	None	None		None
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%		0.40%
Distribution (12b-1) and Service Fees	None	0.25	%(3)	1.00%
Other Expenses(4)	0.33%	0.33%		0.33%
Acquired Fund Fees and Expenses(4)(5)	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses	0.73%	0.98%		1.73%
Fee Waivers and Expense Reimbursements(6)	-0.41%	-0.41%		-0.41%
Net Expenses(6)	0.32%	0.57%		1.32%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.
(3)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a 12b-1 fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

(4)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(5)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the

Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 0.73%, 0.98% and 1.73% for the Institutional Class Shares, Class A Shares and Class C Shares, respectively.

(6)

Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 0.32% of the Fund’s average net assets for the Institutional Class Shares until March 31, 2013, 1.49% of the Fund’s average net assets for the Class A Shares until March 1, 2011 and 1.99% of the Fund’s average net assets for the Class C Shares until March 1, 2011. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. As of October 31, 2009, the U.S. Inflation-Indexed Fund’s portfolio turnover rate was 189%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

> At least 80% of the Fund's net assets (including borrowings for investment purposes) in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate;

  Derivatives as a substitute for direct investment in inflation-indexed securities; and

  Up to 20% of the Fund’s net assets (including borrowings for investment purposes) in foreign inflation-

indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

Main types of securities the Fund may hold:

  Inflation-Linked Securities

  Derivative Securities

  Foreign sovereign inflation-indexed securities

  Corporate Bonds

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Duration risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

The Fund is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The bar chart listed below shows how the U.S. Inflation-Indexed Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays Capital U.S. Treasury Inflation Note Index. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 2, 2001, but until May 8, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds, Inc.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future. Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

(1)	Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

Best quarter:	7.88%	Q3 2002
Worst quarter:	(4.28)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS(1)
For the Period Ending December 31, 2009

Since
		1	Year	5 Years	Inception*
Institutional Class Shares
Return Before Taxes(2)		___%		___%	___%
Return After Taxes on Distributions(2)		___%		___%	___%
Return After Taxes on Distribution and sale of shares(2)		___%		___%	___%
Class A Shares(3)		___%		___%	___%
Class C Shares(3)		___%		___%	___%
Lehman Brothers 1-3 Aggregate Index(4)		___%		___%	___%

*	Since inception of the Fund is January 2, 2001
(1)	For current performance information, including the Fund’s 30-day yield, call 1-888-266- 8787.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.
(4)	The Index does not reflect the deduction for fees, expenses or taxes.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the oversight of the sub-advisory relationship.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park Street, New York, NY 10016, and two of its affiliates, Fischer Francis Trees & Watts, Inc., a corporate partnership organized under the laws of the United Kingdom, and Fischer Francis Trees & Watts (Singapore) PTE. LTD., a Singapore corporation, serves as the Sub-Adviser to the Fund.

		Managed the
. Manager Name	Primary Title	Fund Since
Cedric Scholtes	Portfolio Manager	2006
Robert Campbell	Portfolio Manager	2008

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A	Class C
	Class Shares	Shares	Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787):

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fusion Fund

FUND SUMMARY – FUSION FUND

Investment Objectives/Goals.

The Fund’s investment objective is long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer term investors better returns with less volatility than the broad equity market averages across a full market cycle.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page __ of the Fund’s Prospectus.

The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

	Institutional
	Class	Class A
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)	None	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net
Asset Value purchase)	None (1)	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.40%	1.40%
Distribution (12b-1) and Service Fees	None	0.50	%(2)
Other Expenses(3)	2.55%	2.55%
Acquired Fund Fees and Expenses(3)(4)	0.19%	0.19%
Total Annual Fund Operating Expenses	4.14%	4.64%
Fee Waivers and Expense Reimbursements(5)	-2.05%	-2.05%
Net Expenses(5)	2.09%	2.59%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(3)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year restated.
(4)

The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 3.95% for the Institutional Class Shares and 4.45% for Class A Shares.

(5)

Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.90% of the Fund’s average net assets for the Institutional Class Shares and 2.40% of the Fund’s average net assets for the Class A Shares. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

	1	Year	3	Year
Institutional Class Shares	$212		$1,031
Class A Shares	$481		$1,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. The Fund has not yet commenced operations, and therefore, has no portfolio turnover rate to report.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

> Equities and exchange-traded funds (“ETFs”) representing: both U.S. and overseas debt and equity securities;

> Securities in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America;

  Up to 150% net long and 50% net short;

  Up to 30% of its net assets in U.S. Government zero-coupon bonds; and

  Other investment companies.

Main types of securities the Fund may hold:

  Common stocks of companies traded on major stock exchanges

  Fixed income securities

  U.S. Government Zero Coupon Bonds

  Short term money market securities

  Exchange-traded funds (“ETFs”) and Other Investment Companies

  Foreign securities

  Futures Contracts, Swaps, Options and other types of derivative instruments

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Government Risk. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Zero-Coupon Bond Risk. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies ("Underlying Funds"). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk. To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.

The Fund is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.

Past Performance. The Fund has not commenced operations as of the date of this prospectus, and, therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. The returns for Class A and Institutional Class will differ because of differences in expenses of each class.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). Mr. T. Kirkham Barneby is responsible for the oversight of the sub-advisory relationship.

Sub-Adviser. Holmgren Capital Management, LLC serves as the Sub-Adviser to the Fund.

		Managed the
Manager Name	Primary Title	Fund Since
John Holmgren	Chief Investment Officer	2009
Michael Holmgren	Portfolio Manager	2009
Frank Vallario	Portfolio Manager	2009

For additional information about the Adviser, Sub-adviser and portfolio managers, please refer to the Fund Management section starting on page __ of this Prospectus. For more information regarding portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Purchase and Sale Information.

Purchase minimums
	Institutional	Class A
	Class Shares	Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase shares

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

How to redeem shares

In general, you may redeem shares on any business day:

  through Foreside Distribution Services, LP (the “Distributor”)

  through banks, brokers and other investment representatives by calling (888) 266-8787 or by writing to the Fund at the address below

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies.

The investment objective, principal strategy and primary risks of each Fund are discussed individually above. Additional information on principal strategies can be found below and details on the various types of investments can be found in the SAIs.

Investment Objective. Each Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.

80% Policy. Each Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy. Under adverse market conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Stock Fund. The Fund’s Sub Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund’s sub adviser also considers the company’s soundness and earnings prospects. If the Fund’s Sub Adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund’s holding of the company’s stock.

International Equity Fund. Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach focusing on mid to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies.

Short-Term Bond Fund. The Fund invests primarily in high quality debt securities. The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Fund is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Fund. The current index is the Barclay’s Capital 1-3 Year Treasury Index. Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration to 2 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Intermediate Bond Fund. The Fund’s overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the portfolio’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Barclays U.S. Aggregate fixed income index.

Kansas Tax-Exempt Bond Fund. The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a Nationally Recognized Statistical Rating Organization (‘‘NRSRO’’).* The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

International Bond Fund. The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Global Aggregate Index (ex-USD) before deducting for Fund expenses. Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. As of February 28, 2010 the average weighted duration of the Barclays Global Aggregate Index was ___ years. The Fund’s weighted average duration generally will not differ from the weighted average duration of the Barclays Global Aggregate Index (ex-USD) by more than 2 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

U.S. Inflation-Indexed Fund. The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index before deducting for fund expenses. Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index by more than 2 years. As of February 28, 2010, the average weighted duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index was ___ years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Fusion Fund. To achieve its investment objective, the Fund applies proprietary quantitative and trading methodologies to invest in equities and exchange-traded funds (“ETFs”) representing: both U.S. and overseas debt and equity securities. The Fund will only invest in debt securities of Government and Government secured bonds. ETFs typically are open-end investment companies which track securities indices or baskets of securities. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track. The Fund’s assets may be allocated among the different types of ETFs at the Adviser’s discretion. Management considers the primary benchmark of the Fund to be the Consumers Price Index* (CPI). As of October 2009, the CPI was -0.20% for the trailing 12 months. The S&P 500 is presented as a benchmark in compliance with SEC regulations.

Related Risks.

The main risks associated with investing in the Funds are summarized in “Principal Investment Strategies, Risks and Performance” section at the front of this prospectus under “Fund Summary” for each Fund. A summary matrix of risks by each fund is provided below. Following the risk matrix, you will find more detailed descriptions of these risks.

Kansas
		Inter-	Short-	Inter-		Inter-	U.S.
Description of Risk	Stock	national	Term	mediate	Tax-	national	Inflation-	Fusion
Exempt
		Equity	Bond	Bond		Bond	Indexed
Bond
Banking Industry Risk			X			x
Bond Market Risk		x	x	x	x	x	x	x
Concentration Risk			x		x	x
Credit Risk			x	x	x	x	x
Currency Risk		x				x	x

* The Consumer Price Index (CPI) is a measure of the average change in prices over time of goods and services purchased by households. The CPI is based on prices of food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, drugs, and other goods and services that people buy for day-to-day living. The CPI will be used as a secondary benchmark.

Derivatives Risk			x	x		x	x	x
Duration Risk						x	x
Emerging Markets Risk		x				x		x
ETF and Regulated Investment								x
Company Risk
Foreign Investment Risks		x	x			x		x
High Portfolio Turnover Risk				x				x
Interest Rate Risk			x	x	x	x	x
Leveraging Risk				x				x
Liquidity Risk						x	x
Management Risk	x	x	x	x	x	x	x	x
Non-Diversification Risk			x			x	x	x
Prepayment Risk			x	x	x	x	x
Quantitative Investment Strategy Risk								x
Recent Market Event Risk	x	x	x	x	x	x	x	x
Repurchase Agreement Risk	x	x	x	x	x	x	x	x
Securities Lending Risk	x	x	x	x	x	x	x	x
Short-Sale Risk								x
Small- and Medium-Sized Companies	x							x
Risk
State Specific Risk					x
Stock Market Risk	x	x						x
Tax Risk								x
U.S. Government Obligations Risk			x	x			x	x
Zero Coupon Bond Risk								x

Banking Industry Risk. Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Bond Market Risk. Some of the securities or other investment companies in which the Fund may invest are invested in a broad range of bonds or fixed-income securities. To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk). Conversely, when interests rates decline, the market value of a fixed-income security rises. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Concentration risk. A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries.

Credit risk. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross -hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk. Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Duration Risk: Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average Fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Emerging Markets Risk. The securities in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Foreign Securities Risks. Investments in foreign securities involve certain inherent risks, including the following:

Foreign Investment. A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency. Such changes will also affect the securities’ income. The value of the securities’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

Interest Rate Risk. Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Leveraging Risks. Leverage involves special risks. There is no assurance that a Fund will leverage its portfolio or, if it does, that a Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions. The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Liquidity Risk. Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the sub-adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk. A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Quantitative Investment Strategies Risk. Quantitative strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These strategies are also dependent on historical relationships that may not always be true and may result in losses. In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identified by the quantitative strategies) may be significant and may result in losses.

Recent Market Events. During 2008 and into 2009, U.S. and international markets experienced significant volatility. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased. The U.S. government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Continuing market problems may have adverse effects on the Fund.

Repurchase Agreement Risk. Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities Lending Risk. To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

Short Sale Risk. Short selling shares of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In order to establish a short position in a security, the Fund must rst borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential pro t from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The Board of Trustees (the “Board of Trustees”) has considered the Fund’s short sales strategy and its attendant risks and has determined that the strategy does not impair the Fund’s ability to meet redemptions or meet other regulatory requirements. The Board of Trustees has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that the Fund’s short positions are continuously monitored, comply with regulatory requirements and are in the best interests of the Fund’s shareholders

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

State Specific Risk. State specific risk is the chance that a Fund, because it invests primarily in securities issued by a specific state and its municipalities, it is more vulnerable to unfavorable developments in that state than funds that invest in municipal bonds of many different states.

Stock Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Tax Risk. A Fund investing in short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of a Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 35%).

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Zero-Coupon Bond Risk. The Fund may invest up to 30% of net assets in zero-coupon bonds. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Fund Management

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (‘‘AIFS’’ or the ‘‘Adviser’’). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be as follows:

Stock Fund	1.00%	Kansas Tax-Exempt Bond Fund	0.30%
International Equity Fund	0.81%	International Bond Fund	0.40%
Short-Term Bond Fund	0.40%	U.S. Inflation-Indexed Fund	0.40%
Intermediate Bond Fund	0.40%	Fusion Fund	1.40%

A discussion regarding the basis for the Board's approval of the investment advisory agreements appears in the annual report to shareholders for the fiscal period ended October 31, 2009. Under a separate administration agreement, the Funds also pay the Adviser a fee of 0.125% for providing administrative services.

Portfolio Managers

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

The fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the oversight of the sub-advisory relationships for all the funds except the Fusion Fund. Mr. T. Kirkham Barneby is responsible for the oversight of the sub-advisory relationship for the Fusion Fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund and Intermediate Bond Fund. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income. At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk. Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan. He began his career in the Economics Department at First National City Bank (Citibank

Jeffrey A. Miller, Chief Strategist & Portfolio Manager, Domestic Equities. Mr. Miller is responsible for the management of the Stock Fund and the equity analysts. Prior to joining AIFS in 2006, he co-founded Miller & Jacobs Capital, LLC in February 2003, and had been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University. Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. (“KB W”) where he worked from 1994 to 1997.

Ariel Fromer, Vice President and Assistant Portfolio Manager, is responsible for research on the life insurance, asset management, and consumer sectors, having previously worked at the Firm as a trader.

Prior to joining AIFS in 2006, she wasa Vice President and Assisitant Portfolio for Miller & Jacobs Capital, LLC. Ms. Fromer was a Research Assistant at James River Capital Corporation. Ms. Fromer graduated Cum Laude with a BA in Economics and Environmental Studies from Tufts University. She is the Treasurer and member of the Board of Directors of the St. Croix Environmental Association.

Tammy Dalton, Vice President of Research, is responsible for research on nonlife insurance, energy, and healthcare sectors. Prior to joining AIFS in 2006, she was Vice President of Research at Miller & Jacobs Capital, LLC. Ms. Dalton was a Vice President of Mizuho Corporate Bank. Employed by the bank for 10 years, she served as a Portfolio Manager for Mountain Capital Advisors, an asset management group which managed assets exceeding $1.5 billion. Previously, Ms. Dalton was Vice President & Team Leader of Mizuho’s Asset Recovery Group, with prior experience in Fuji Bank’s Leveraged Finance Group and the Americas Division overseeing credit and risk management functions of Heller Financial. Ms. Dalton received a BA in International Politics and Economics from Middlebury College and an MBA from Cornell University in 1994.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage, please consult the SAI.

Sub-Advisers

International Equity Fund

Securities Global Investors, LLC (“SGI”) serves as the Sub-Advisor to the Fund. Under AIFS’ supervision, SGI is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. SGI is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI managed more than $____ in assets on December 31, 2009. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI and Security Investors, LLC located at One Security Benefit Place, Topeka, Kansas 66636, operate as SGI, the investment advisory arm of Security Benefit Corporation.

The SGI investment team of David Whittall, Scott Klimo and Yon Perullo are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers.

David Whittall, Portfolio Manger, International Equities—Mr. Whittall joined SGI’s global equity team in 2004. Currently, Mr. Whittall has twenty years of professional and international investment experience. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. Prior to HSBC, he was a Vice President at JP Morgan and their senior European equity salesman in San Francisco. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a Senior Analyst, Portfolio Manager and Principal. Mr. Whittall was the founder and portfolio manager for the Montgomery New Power fund, a utility/energy-focused sector fund. Mr. Whittall joined Montgomery after living in Hong Kong for five years where he was an Associate Director at Baring Securities and Head of China Equity Research. Mr. Whittall holds a B.A. in Asian Studies from the University of California at Berkley. He was the recipient of the UC Regent’s Scholarship for study abroad and attended Beijing University in the People’s Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French.

Scott Klimo, CFA, Portfolio Manager, International Equities—Mr. Klimo joined SGI’s global equity team in 2002. Currently, Mr. Klimo has over 20 years of professional and international investment experience. Prior to joining SGI, Mr. Klimo worked as a Senior International Analyst for Founders Asset Management in Denver, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an Assistant Portfolio Manager for the State of Wisconsin

Investment Board, where he helped manage a $4 billion international portfolio with a value-oriented investment style. Scott began his career in 1987 as an analyst for Crosby Securities in Hong Kong before progressing to Thailand Research Director for Smith New Court Far East. Scott holds a B.A. in Asian Studies from Hamilton college in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Mr. Klimo is a Chartered Financial Analyst.

Yon Perullo, CFA, Portfolio and Risk Manager—Mr. Perullo joined SGI in 2007, bringing over 9 years of quantitative product development and investment experience. Prior to joining SGI, Yon was a co-founder and portfolio manager at Nascent Strategies, LLC; a Connecticut based hedge fund that specialized in quantitative market-neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. Before Nascent, Mr. Perullo was a Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet’s suite of quantitative products, including alpha modeling, portfolio simulation, and risk analysis. During his tenure at FactSet, Mr. Perullo was extensively involved in aiding clients in strategy creation, portfolio analysis, and execution. He earned his B.A. in Chemistry from the University of Rhode Island. He is a Chartered Financial Analyst.

Short-Term Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Inflation-Indexed Fund

Fischer Francis Trees & Watts, Inc ("FFTW (NY)"), a New York corporation and two of its affiliates, Fischer Francis Trees & Watts, Inc ("FFTW (NY)"), a corporate partnership organized under the laws of the United Kingdom, and Fischer Francis Trees & Watts (Singapore) PTE. LTD. (“FFTW (Singapore)"), a Singapore corporation (collectively referred to as the "Sub-Adviser") serve as the Sub-Adviser to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. FFTW (NY) was organized in 1972. The Sub-Adviser is registered with the Commission and managed approximately $___ in assets, as of December 31, 2009, for numerous fixed-income portfolios.

The Sub-Adviser currently advises institutional clients including central banks and official institutions, corporations for management of cash and retirement fund assets, public employee retirement funds, insurance companies, non-profit institutions and commercial banks. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's New York offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC"), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Portfolio Managers.

Short-Term Bond Fund. Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 in New York. He is responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

Intermediate Bond Fund and International Bond Fund. David J. Marmon, Managing Director, joined FFTW in 1990 in New York. Mr. Marmon manages global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s Credit Team. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

U.S. Inflation-Indexed Fund. Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 and is a portfolio manager in the Governments and Multi-Sector Team. He manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on global short duration sovereign mandates. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Fusion Fund

Holmgren Capital Management, LLC (“HCM”), 335 Madison Avenue, Mezzanine, New York, NY 10017, is a registered investment adviser specializing in the management of global alternative and institutional strategies. HCM will serve as the Sub-Adviser to the Fund. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. HCM currently has assets under management of $___. Mr. John J. Holmgren, Mr. Frank A. Vallario and Mr. Michael Holmgren will act as the lead portfolio managers to the AI Fusion Fund. As such, they will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Vallario will be responsible for the management of the portfolio supported by the HCM investment management team.

Portfolio Managers.

Mr. John Holmgren – President of Holmgren Capital Management, LLC (“HCM”). He joined AIFS in 2008 as Chief Investment Officer – Equities and founded HCM. He is responsible for the oversight, development and implementation of equity strategies. He was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI) from 2003-2007 which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees. From 1999-2007as COO he was the COO of DSI and a Managing Director of UBS. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met. He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986). From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm. In 1987 he was one of the original founders of DSI International Management. From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm. From 1997 until 2000 he was the COO and a Portfolio Manager at DSI.

Mr. Michael Holmgren – Vice President and Portfolio Manager of HCM. He joined AIFS and founded HCM in 2008 and is responsible for the development and implementation of quantitative investment product. He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team. Mike Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM. DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management. He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes. Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario – Vice President and Portfolio Manager of HCM. He joined AIFS as a Portfolio Manager and founded HCM in 2008. Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and U.S. long/short equity products. His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products. He began his career in 1995 in the capital markets division of PaineWebber, Inc. In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds managed, please consult the SAI.

INVESTING WITH THE FUNDS

In this section, you will find information on how to invest in the Fund, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Class of Shares

The Funds offer either two or three classes of shares (the International Equity Fund, the Intermediate Bond Fund, the International Bond and the Fusion Fund currently do not offer Class C Shares). The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Please see “Class A Shares Sales Charge Reductions” section below for more information. You may wish to discuss this choice with your financial consultant.

Institutional Class Shares. Institutional Class Shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)	trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement,
(2)

any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, and

(3)

other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

The minimum initial investment amount for the Institutional Class Shares is $3,000,000, except with respect to the Stock Fund and U.S. Inflation-Indexed Fund the minimum initial investment is $250,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Class A Shares. Class A Shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A Shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

Stock Fund and International Equity Fund

	Front -End	Front -End	Broker-
	Sales Charge	Sales Charge	Dealer
	as % of Public	as % of Net	Amount of
	Offering Price	Amount	Sales
Amount of Purchase		Invested	Concession

Less than $50,000	5.75% 5.00% 4.00% 3.00% 2.00% 0.00%	6.10% 5.26% 4.17% 3.09% 2.04% 0.00%	5.25% 4.50% 3.50% 2.75% 1.75% 1.00%
$50,000 to $99,999
$100,000 to $249,999
$250,000 to $499,999
$500,000 to $999,999
$1,000,000 and over(1)

Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund and U.S.

Inflation-Indexed Fund

	Front -End	Front-End	Broker-
	Sales Charge	Sales Charge	Dealer
	as % of Public	as % of Net	Amount of
	Offering Price	Amount	Sales
Amount of Purchase		Invested	Concession

Less than $50,000	4.25% 3.75% 3.00% 2.50% 2.00% 0.00%	4.44% 3.90% 3.09% 2.56% 2.04% 0.00%	4.00% 3.50% 2.75% 2.25% 1.75% 1.00%
$50,000 to $99,999
$100,000 to $249,999
$250,000 to $499,999
$500,000 to $999,999
$1,000,000 and over(1)

Short-Term Bond Fund and Fusion Fund

	Front-End	Front-End	Broker-
	Sales Charge	Sales Charge	Dealer
	as % of Public	as % of Net	Amount of
	Offering Price	Amount	Sales
Amount of Purchase		Invested	Concession

Less than $100,000	2.25% 1.50% 1.25% 1.00% 0.00%	2.30% 1.52% 1.27% 1.01% 0.00%	2.00% 1.25% 1.00% 0.75% 0.50%
$100,000 to $249,999
$250,000 to $499,999
$500,000 to $999,999
$1,000,000 and over(2)

(1)

We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

(2)	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase.

Class C Shares. Class C Shares of the Funds are offered with no front-end sales charge, have a 1.00% CDSC on redemptions made within one year of purchase, and have higher ongoing expenses than Class A shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused. Class C shares are only available for the following funds: Stock, Short-Term Bond, Kansas Tax-Exempt Bond, and U.S. Inflation-Indexed Funds.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

  You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

  You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A

Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

  a family unit, including children under the age of twenty-one or single trust estate;

  a trustee or fiduciary purchasing for a single fiduciary relationship; or

  the members of a “qualified group,” which consists of a “company”, (as defined under the Investment

Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $200,000 in a Fund in installments over the next year, by signing a letter of intent you would pay only 1.50% sales load on the entire purchase. Otherwise, you might pay 2.25% on the first $100,000, then 1.50% on the next $100,000!

Class C Shares Sales Charges. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:

  American Independence Financial Services, LLC and its affiliates; and

  Family members of any of the above.

  Current employees of:

  The National Basketball Players Association;*

  Broker-dealers who act as selling agents; and

  Immediate family members (spouse, sibling, parent or child) of any of the above.

  The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Opening an Account

You may purchase shares of the Fund through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00

p. m. Eastern Time, will become effective that day.

Purchasing Shares. If you are investing directly with American Independence Funds, send a completed application and a check payable to American Independence Funds to the address below. You may obtain an application from the Fund’s website at www.aifunds.com or by calling 1-888-266-8787. If you are investing through a financial advisor, your advisor will be able to give you instructions.

Regular Mail American Independence Funds Trust P.O. Box 8045 Boston, MA 02266-8045	Express, Registered or Certified American Independence Funds Trust c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Minimum Investment. The minimum initial investment is $3,000,000 for the Institutional Class shares for all funds except the Stock Fund and U.S. Inflation-Indexed Fund which have a $250,000 minimum initial investment and $5,000 for the Class A shares and Class C shares. Subsequent minimum investments are $250. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Paying for shares you buy. Fund shares can only be paid for with U.S. dollars and checks must be drawn on U.S. banks. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us). A fee will be charged for any checks that do not clear.

If you choose to pay by wire or ACH, you must call the Fund’s transfer agent, at 1-888-266-8787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Automatic Investment Plan. Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

An Automatic Investment Plan provides you with a dollar cost averaging technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Exchanging Shares

Exchange privilege. As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund. Call 1-888-266-8787 to request an exchange. Be sure to obtain and read a current prospectus for the fund to which you are exchanging.

Redeeming From Your Account

You may redeem your shares on any business day. Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

The Fund may require that the signatures be guaranteed for certain transactions. Please refer to the section below “Orders that Require a Signature Guarantee”. Please call the Fund’s transfer agent at 1-888-266-8787 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of any of the Funds may be redeemed by fax, mail or telephone. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Fax. Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold and fax to 1-877-513-1129.

By Mail. Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold to the appropriate address noted below.

Regular Mail American Independence Funds Trust P.O. Box 8045 Boston, MA 02266-8045	Express, Registered or Certified American Independence Funds Trust c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Orders that Require a Signature Guarantee. There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

  when you want to sell more than $100,000 worth of shares

  when you want to send the proceeds to a third party

  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Systematic Withdrawal Plan. Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day). You can select this option when first establishing your account. If you did not select this option when opening your account, please contact the Fund’s transfer agent at 1-888-266-8787.

Selling Shares in a Trust, Business, or Organization Account. Selling shares in these types of accounts often requires additional documentation. Please call 1- 888-266 - 8787 or contact your financial advisor for more information.

Timing of Payment for Shares You Sell. Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Other Shareholder Servicing Information

There are a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government -issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Policies About Transactions.

Business hours. The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed. You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transaction policies. Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Other Rights We Reserve. You should be aware that we may do any of the following:

  reject your account application if you fail to give us a correct Social Security or other tax ID number withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares withdraw or suspend the offering of shares at any time

  reject any order we believe may be fraudulent or unauthorized reject or limit purchases of shares for any reason

  reject a telephone redemption if we believe it is advisable to do so

Share certificates. We do not issue share certificates.

Our “One Copy Per Household” Policy. We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

Limits on Exchanges, Purchases, and Redemptions. Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading To the extent that the Fund or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the

Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

Tax-Advantaged Investment Plans. A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

If You Cannot Reach Us By Phone. Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 16 and 17 of this Prospectus.

Calculating Share Price

How the Fund calculates share prices. The price at which you buy and sell shares of the Fund is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

How the Fund values its holdings We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Distribution and Service (12b-1) Fee Plan

Each of the American Independence Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA of Class A assets and up to 0.75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Currently, the Stock Fund, International Bond Fund and the U.S. Inflation-Indexed Fund are not assessing the 12b-1 fee. Should these three funds wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments. In the case of any one financial intermediary, Distribution Related payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Short-Term Bond Fund, the Intermediate Bond Fund, the Kansas Tax-Exempt Bond Fund, the International Bond Fund and the U.S. Inflation-Indexed Fund are paid monthly. Dividends on the Stock Fund, the International Equity Fund and the Fusion Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income; however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Directed reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the Funds’ financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, each Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006, October 31, 2007, October 31, 2008 and October 31, 2009 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the funds’ annual report of American Independence Funds along with the funds’ financial statements. The annual report is available upon request.

American Independence Funds

Financial Highlights
Selected data for a share outstanding throughout the period indicated.

				Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
													Ratio of net
			Net						Total				investment
Net Asset		Net	realized and Increase						Return Net Assets Ratio of				income	Ratio of
Value investment unrealized (Decrease)					Net	Net		Net Asset	(excludes at end of expenses to				(loss) to	expenses to	Portfolio
Beginning income			gains	from	investment realized		Total	Value, End	sales	period average net			average net average net turnover
of Period		(loss)	(losses)	operations	income	gains Distributions		of Period	charge)*	(000	's)	assets**	assets**	assets(a)**	rate(b)*

Stock Fund

Institutional Class Shares
For the year ended
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$-	$(0.26)	$11.93	11.32%	$101,045		0.96%	1.14%	1.40%	241.77%
10/31/2008	$17.29	$0.30	$(3.47)	$(3.17)	$(0.32)	$(2.79)	$(3.11)	$11.01	(22.26%)	$80,102		0.89%	2.13%	1.37%	283.50%
10/31/2007	$16.07	$0.31	$2.31	$2.62	$(0.28)	$(1.12)	$(1.40)	$17.29	17.31%	$112,735		0.89%	1.75%	1.41%	219.31%
10/31/2006	$14.39	$0.27	$1.63	$1.90	$(0.22)	$-	$(0.22)	$16.07	13.34%	$107,299		1.02%	1.79%	1.52%	49.31%
10/31/2005	$12.77	$0.21	$1.58	$1.79	$(0.17)	$-	$(0.17)	$14.39	14.06%	$93,294		1.29%	1.42%	1.88%	28.27%

Class A Shares
For the year ended
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$-	$(0.21)	$11.85	10.80%	$4,295		1.47%	0.13%	1.88%	241.77%
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93	(22.65%)	$385		1.39%	1.70%	1.88%	283.50%
10/31/2007	$16.03	$0.22	$2.29	$2.51	$(0.25)	$(1.12)	$(1.37)	$17.17	16.59%	$328		1.39%	1.24%	1.91%	219.31%
For the period from 3/20/2006 (c)
Thru 10/31/2006	$15.09	$0.05	$0.89	$0.94	$-	$-	$-	$16.03	6.23%	$271		1.73%	1.20%	2.30%	49.31%

Class C Shares
For the year ended
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$-	$(0.14)	$12.18	10.14%	$63		1.96%	0.02%	2.39%	241.77%
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22	(20.65%)	$31		1.89%	1.19%	2.38%	283.50%
For the period from 9/24/2007 (c)
Thru 10/31/2007	$16.63	$(0.01)	$0.54	$0.53	$-	$-	$-	$17.16	3.19%	$15		1.89%	(0.35%)	2.36%	219.31%

International Equity Fund

Institutional Class Shares
For the year ended
10/31/2009	$8.92	$0.19	$1.93	$2.12	$(0.23)	$-	$(0.23)	$10.81	24.48%	$96,691		1.06%	2.19%	1.33%	186.18%
10/31/2008	$16.80	$0.24	$(6.94)	$(6.70)	$(0.24)	$(0.94)	$(1.18)	$8.92	(42.55%)	$73,764		0.99%	1.82%	1.12%	46.76%
10/31/2007	$16.51	$0.29	$3.55	$3.84	$(0.17)	$(3.38)	$(3.55)	$16.80	27.34%	$138,238		0.99%	1.75%	1.24%	35.24%
10/31/2006	$14.29	$0.26	$3.15	$3.41	$(0.27)	$(0.92)	$(1.19)	$16.51	25.21%	$115,048		1.07%	1.72%	1.34%	110.04%
10/31/2005	$12.72	$0.22	$1.60	$1.82	$(0.25)	$-	$(0.25)	$14.29	14.41%	$95,519		1.26%	1.61%	1.62%	37.00%

Class A Shares
For the year ended
10/31/2009	$8.87	$0.14	$1.93	$2.07	$(0.17)	$-	$(0.17)	$10.77	23.85%	$50		1.55%	1.60%	1.83%	186.18%
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$(1.09)	$8.87	(42.81%)	$57		1.49%	1.11%	1.61%	46.76%
10/31/2007	$16.45	$0.26	$3.49	$3.75	$(0.13)	$(3.38)	$(3.51)	$16.69	26.79%	$95		1.49%	1.39%	1.74%	35.24%
For the period from 3/20/2006 (c)
Thru 10/31/2006	$15.42	$0.07	$0.96	$1.03	$-	$-	$-	$16.45	6.68%	$69		1.49%	1.20%	1.73%	110.04%

Class C Shares
For the year ended
10/31/2009	$8.81	$0.11	$1.91	$2.02	$(0.10)	$-	$(0.10)	$10.73	23.20%	$7		2.05%	1.19%	2.32%	186.18%
10/31/2008	$16.68	$(0.04)	$(6.87)	$(6.91)	$(0.02)	$(0.94)	$(0.96)	$8.81	(43.66%)	$6		1.99%	0.85%	2.13%	46.76%
For the period from 9/24/2007 (c)
Thru 10/31/2007	$15.75	$(0.01)	$0.94	$0.93	$-	$-	$-	$16.68	5.90%	$11		1.99%	(0.70%)	2.03%	35.24%

(a)	During the period certain fees were reduced. If such fee reductions had occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

American Independence Funds

Financial Highlights, continued
Selected data for a share outstanding throughout the period indicated.

				Per Share Data							Ratios/Supplemental Data
		Investment Operations			Distributions From
												Ratio of net
			Net						Total			investment
	Net Asset		realized and Increase						Return Net Assets Ratio of			income	Ratio of
	Value	Net	unrealized (Decrease)		Net	Net		Net Asset (excludes at end of expenses to				to	expenses to Portfolio
	Beginning investment gains			from	investment realized		Total	Value, End	sales	period average net		average net average net turnover
	of Period income		(losses) operations		income	gains	Distributions of Period		charge)* (000's)		assets**	assets**	assets(a)**	rate(b)*

Short-Term Bond Fund

Institutional Class Shares
For the year ended
10/31/2009	$9.87	$0.25	$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87	2.71%	$124,990	0.45%	2.62%	0.64%	60.97%
10/31/2008	$10.07	$0.38	$(0.21)	$0.17	$(0.37)	$-	$(0.37)	$9.87	1.66%	$169,256	0.45%	3.53%	0.73%	44.92%
10/31/2007	$9.97	$0.43	$0.10	$0.53	$(0.43)	$-	$(0.43)	$10.07	5.48%	$62,514	0.45%	4.32%	0.94%	66.52%
10/31/2006	$9.97	$0.39	$0.01	$0.40	$(0.40)	$0.00 ^	$(0.40)	$9.97	4.13%	$56,247	0.52%	3.94%	1.00%	32.38%
10/31/2005	$10.09	$0.26	$(0.08)	$0.18	$(0.29)	$(0.01)	$(0.30)	$9.97	1.76%	$56,862	0.65%	2.70%	1.34%	63.43%

Class A Shares
For the year ended
10/31/2009	$9.86	$0.22	$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86	2.45%	$19	0.70%	2.31%	1.14%	60.97%
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$-	$(0.37)	$9.86	1.50%	$17	0.73%	3.47%	1.35%	44.92%
10/31/2007	$9.96	$0.40	$0.11	$0.51	$(0.40)	$-	$(0.40)	$10.07	5.20%	$15	0.75%	4.03%	1.44%	66.52%
For the period from 5/3/2006 (c)
Thru 10/31/2006	$9.94	$0.20	$0.02	$0.22	$(0.20)	$-	$(0.20)	$9.96	2.21%	$12	0.75%	4.01%	1.34%	32.38%

Class C Shares
For the year ended
10/31/2009	$9.87	$0.15	$0.01	$0.16	$(0.15)	$(0.01)	$(0.16)	$9.87	1.69%	$15	1.45%	1.56%	1.64%	60.97%
For the period from 4/08/2008 (c)
Thru 10/31/2008	$10.24	$0.32	$(0.37)	$(0.05)	$(0.32)	$-	$(0.32)	$9.87	(0.49%)	$14	1.45%	4.20%	2.18%	44.92%

Intermediate Bond Fund

Institutional Class Shares
For the year ended
10/31/2009	$9.96	$0.42	$1.11	$1.53	$(0.42)	$-	$(0.42)	$11.07	15.62%	$32,375	0.60%	3.93%	0.83%	425.78%
10/31/2008	$10.22	$0.43	$(0.24)	$0.19	$(0.45)	$-	$(0.45)	$9.96	1.81%	$29,970	0.56%	4.18%	1.02%	288.64%
10/31/2007	$10.13	$0.44	$0.09	$0.53	$(0.44)	$-	$(0.44)	$10.22	5.38%	$35,285	0.56%	4.29%	1.07%	17.76%
10/31/2006	$10.17	$0.43	$(0.04)	$0.39	$(0.43)	$0.00 ^	$(0.43)	$10.13	3.99%	$48,211	0.63%	4.28%	0.99%	20.93%
10/31/2005	$10.59	$0.39	$(0.35)	$0.04	$(0.41)	$(0.05)	$(0.46)	$10.17	0.36%	$50,009	0.76%	3.81%	1.35%	61.83%

Class A Shares
For the year ended
10/31/2009	$9.95	$0.40	$1.18	$1.58	$(0.40)	$-	$(0.40)	$11.13	16.09%	$49	0.88%	3.50%	1.29%	425.78%
10/31/2008	$10.22	$0.41	$(0.26)	$0.15	$(0.42)	$-	$(0.42)	$9.95	1.44%	$17	0.86%	3.90%	1.53%	288.64%
10/31/2007	$10.13	$0.40	$0.09	$0.49	$(0.40)	$-	$(0.40)	$10.22	5.08%	$13	0.86%	4.01%	1.56%	17.76%
For the period from 5/3/2006 (c)
Thru 10/31/2006	$10.00	$0.22	$0.13	$0.35	$(0.22)	$-	$(0.22)	$10.13	3.45%	$11	0.86%	4.00%	1.29%	20.93%

(a)	During the period certain fees were reduced. If such fee reductions had occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

American Independence Funds

Financial Highlights, continued
Selected data for a share outstanding throughout the period indicated.

						Per Share Data									Ratios/Supplemental Data
			Investment Operations					Distributions From

					Net							Total				Ratio of net
		Net Asset			realized and Increase							Return	Net Assets		Ratio of investment		Ratio of
		Value	Net		unrealized (Decrease)		Net	Net			Net Asset (excludes		at end of		expenses to income to		expenses to	Portfolio
		Beginning investment			gains	from	investment realized			Total	Value, End	sales	period		average net average net average net			turnover
		of Period income			(losses) operations		income	gains	Capital Distributions of Period			charge)*	(000	's)	assets** assets**		assets(a)**	rate(b)*

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2009		$10.21	$0.40		$0.52	$0.92	$(0.40)	$-	$-	$(0.40)	$10.73	9.16%	$228,132		0.40%	3.81%	0.57%	13.54%
10/31/2008		$10.58	$0.41		$(0.37)	$0.04	$(0.41)	$-	$-	$(0.41)	$10.21	0.38%	$204,236		0.40%	3.94%	0.62%	6.72%
10/31/2007		$10.70	$0.44		$(0.12)	$0.32	$(0.44)	$-	$-	$(0.44)	$10.58	3.07%	$179,703		0.40%	4.14%	0.69%	8.90%
10/31/2006		$10.67	$0.44		$0.03	$0.47	$(0.44)	$-	$-	$(0.44)	$10.70	4.47%	$158,225		0.47%	4.10%	0.75%	37.10%
10/31/2005		$10.93	$0.41		$(0.26)	$0.15	$(0.41)	$-	$-	$(0.41)	$10.67	1.26%	$150,963		0.60%	3.83%	0.96%	22.23%

Class A Shares
For the year ended
10/31/2009		$10.21	$0.36		$0.51	$0.87	$(0.36)	$-	$-	$(0.36)	$10.72	8.61%	$1,312		0.80%	3.42%	1.07%	13.54%
10/31/2008		$10.58	$0.38		$(0.37)	$0.01	$(0.38)	$-	$-	$(0.38)	$10.21	0.03%	$1,003		0.80%	3.54%	1.13%	6.72%
10/31/2007		$10.70	$0.40		$(0.13)	$0.27	$(0.39)	$-	$-	$(0.39)	$10.58	2.62%	$845		0.80%	3.74%	1.19%	8.90%
10/31/2006		$10.66	$0.41		$0.03	$0.44	$(0.40)	$-	$-	$(0.40)	$10.70	4.17%	$762		0.85%	3.71%	1.28%	37.10%
10/31/2005		$10.92	$0.37		$(0.26)	$0.11	$(0.37)	$-	$-	$(0.37)	$10.66	0.90%	$920		0.95%	3.47%	1.71%	22.23%

Class C Shares
For the year ended
10/31/2009		$10.21	$0.31		$0.52	$0.83	$(0.31)	$-	$-	$(0.31)	$10.73	8.23%	$70		1.38%	2.89%	1.56%	13.54%
10/31/2008		$10.58	$0.29		$(0.37)	$(0.08)	$(0.29)	$-	$-	$(0.29)	$10.21	(0.84)%	$32		1.40%	2.94%	1.63%	6.72%
For the period from 5/22/2007 (c)
Thru 10/31/2007		$10.60	$0.15		$(0.02)	$0.13	$(0.15)	$-	$-	$(0.15)	$10.58	1.40%	$33		1.40%	3.15%	1.68%	8.90%

International Bond Fund

Institutional Class
For the period from 1/1/2009
Thru 10/31/2009 (d)		$7.95	$0.17		$0.48	$0.65	$(0.16)	$-	$-	$(0.16)	$8.44	8.36%	$46,188		0.89%	2.17%	0.89%	73.00%
For the year ended
12/31/2008		$8.17	$0.22		$(0.10)	$0.12	$(0.34)	$-	$-	$(0.34)	$7.95	1.55%	$46,738		1.01%	2.51%	1.01%	154.00%
12/31/2007	†	$7.61	$0.23		$0.53	$0.76	$(0.20)	$-	$-	$(0.20)	$8.17	10.04%	$68,584		0.92%	3.30%	0.92%	145.00%
12/31/2006	†	$7.30	$0.22	***	$0.27	$0.49	$(0.01)	$-	$(0.17)	$(0.18)	$7.61	6.93%	$87,899		0.81%	2.93%	0.81%	61.00%
12/31/2005	†	$9.09	$0.22	***	$(1.08)	$(0.86)	$(0.62)	$(0.10)	$(0.21)	$(0.93)	$7.30	(9.77)%	$74,589		0.75%	2.68%	0.75%	79.00%
12/31/2004	†	$8.81	$0.21	***	$0.77	$0.98	$(0.62)	$(0.08)	$-	$(0.70)	$9.09	12.17%	$82,880		0.76%	2.44%	0.76%	221.00%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations
(d)	For the period January 1, 2009 through October 31, 2009. Prior to January 1, 2009, the fiscal year end was December 31.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
***	Calculation based on average shares outstanding.
†	Information provided is that of the Advisor Class of the Predecessor Fund, FFTW International Portfolio. (See Note 1)

American Independence Funds

Financial Highlights, continued
Selected data for a share outstanding throughout the period indicated.

								Per Share Data											Ratios/Supplemental Data
			Investment Operations							Distributions From
																				Ratio of net
					Net											Total				investment
		Net Asset	Net	realized and Increase												Return Net Assets Ratio of				income	Ratio of
		Value	investment unrealized (Decrease)					Net		Net					Net Asset (excludes at end of expenses to					(loss) to	expenses to Portfolio
		Beginning income			gains		from	investment realized						Total	Value, End	sales		period average net average net average net				turnover
		of Period	(loss)		(losses)	operations		income		gains	Capital Distributions of Period charge)*							(000's)	assets**	assets**	assets(a)**	rate(b)*

U.S. Inflation-Indexed Fund

Institutional Class
For the year ended
10/31/2009		$9.52	$(0.55	) $	2.30		$1.75	$(0.01	) $	-		$-		$(0.01)	$11.26	18.44% $ 101,789			0.32%	(5.38%)	0.73%	189.08%
For the period from 1/1/2008
Thru 10/31/2008 (c)		$10.57	$0.30		$(1.03	) $	(0.73)	$(0.32	) $	-		$-		$(0.32)	$9.52	(7.24	)% $	85,371	0.33%	3.37%	0.61%	203.93%

For the year ended
12/31/2007	†	$10.03	$0.56		$0.53		$1.09	$(0.55	) $	-		$-		$(0.55)	$10.57	11.25	% $	95,029	0.35%	5.38%	0.73%	316.00%
12/31/2006	†	$10.34	$0.34		$(0.25	) $	0.09	$(0.34)		0.00	^ $	(0.06	) $	(0.40)	$10.03	1.00% $ 107,830			0.35%	3.33%	0.62%	522.00%
12/31/2005	†	$10.67	$0.53		$(0.17	) $	0.36	$(0.53	) $	(0.16)		$-		$(0.69)	$10.34	3.44% $ 108,422			0.35%	5.08%	0.60%	637.00%
12/31/2004	†	$10.71	$0.42		$0.59		$1.01	$(0.42	) $	(0.63)		$-		$(1.05)	$10.67	9.71	% $	99,981	0.35%	4.06%	0.64%	774.00%

Class A
For the year ended
10/31/2009		$9.60	$0.54		$1.20		$1.74	$(0.01	) $	-		$-		$(0.01)	$11.33	18.16	% $	4,965	0.57%	(5.56%)	0.97%	189.08%
For the period from 5/16/2008
Thru 10/31/2008 (d)		$10.81	$0.06		$(1.22	) $	(1.16)	$(0.05	) $	-		$-		$(0.05)	$9.60	(7.12	)% $	690	0.57%	7.72%	3.03%	203.93%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)
^	Rounds to less than $0.01.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator: American Independence Financial Services, LLC

335 Madison Avenue, Mezzanine New York, NY 10017

Custodian:
INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

Transfer Agent:
Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor:
Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

Fund Accounting Agent and Sub-Administrator:

JPMorgan Worldwide Securities Services

303 Broadway, Suite 900 Cincinnati, OH 45202

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

  Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

  Account History, including information about the transactions and balances in a customer’s accounts; and

  Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

  As Authorized — if you request or authorize the disclosure of the information.

  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

  Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

(1)

For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

ADDITIONAL INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports: The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

Portfolio Holdings: A complete description of the Funds’ policies and procedures with respect to the disclosure of the each Fund’s portfolio securities is available in the Funds’ SAIs.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
335 Madison Avenue, Mezzanine
New York, NY 10017
Telephone: 1-866-410-2006

You can review and copy the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1- 202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.

  Free from the Commission’s Website at www.sec.gov.

AIF 030110

Investment Company Act file no. 811-21757